Exhibit 3.2

Date and Time: May 6, 2025 04:17 PM Pacific Time

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 6, 2025 01:58 PM Pacific Time

Incorporation Number: BC0786966

Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

STARZ ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

BC0786966 Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Clyburn, Mignon

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
GRABOFF, MARC

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
HIRSCH, JEFFREY A.

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
BURNS, MICHAEL

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Sloan, Harry

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SIMMONS, HARDWICK

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

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Last Name, First Name, Middle Name:
MANN, BRUCE

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SAPAN, JOSHUA W.

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Rachesky, Mark

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
GERSH, LISA

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Fine, Emily

Mailing Address:	Delivery Address:
1647 STEWART STREET	1647 STEWART STREET
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 7, 2016
December 7, 2016

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AUTHORIZED SHARE STRUCTURE

1. 200,000,000 Preference Shares	Without Par Value
With Special Rights or
Restrictions attached

2. No Maximum Common Shares	Without Par Value
Without Special Rights or
Restrictions attached

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